1933 Act Registration File No. 333-191142

1940 Act File No. 811-22885

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.	1	[	X	]
Post-Effective Amendment No.		[		]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	1	[	X	]

(Check appropriate box or boxes.)

BROADVIEW FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

330 East Kilbourn Avenue, Suite 1475

Milwaukee, Wisconsin 53202

 (Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (414) 918-3900

The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801

(Name and Address of Agent for Service)

Copy to:

Christopher M. Cahlamer, Esq.
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file an amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

SUBJECT TO COMPLETION OCTOBER 22, 2013

The information contained in this prospectus is not complete and may be changed.  These securities may not be sold nor may offers to buy be accepted until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell nor does it seek an offer to buy the securities in any jurisdiction where the offer or sale is not permitted.

Broadview Opportunity Fund

(Ticker Symbol:  BVAOX)

__________________

Prospectus

November [●], 2013

Broadview Opportunity Fund

c/o ALPS Fund Services, Inc.

P.O. Box 1920

Denver, CO 80201

Telephone:  (855) 846-1463

www.[●].com

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Broadview Opportunity Fund

A series of Broadview Funds Trust

Table of Contents

SUMMARY SECTION	1
MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	6
MANAGEMENT OF THE FUND	8
THE FUND’S SHARE PRICE	9
PURCHASING SHARES	10
REDEEMING SHARES	14
MARKET TIMING PROCEDURES	19
DISTRIBUTIONS AND TAXES	19
FINANCIAL HIGHLIGHTS	22

SUMMARY SECTION

Investment Objective:  The Broadview Opportunity Fund (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.12%
Total Annual Fund Operating Expenses	1.12%

(1)

The expense information in the table reflects current fees for the Fund, rather than those of the Fund’s predecessor, the FMI Focus Fund, pursuant to contracts entered into with the new service providers to the Fund for administrative, fund accounting, custodial, distribution and transfer agency services.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$114	$356	$617	$1,362

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year ended September 30, 2013, the Predecessor Fund’s portfolio turnover rate was [●] of the average value of its portfolio.

Principal Investment Strategies:  The Fund may invest in stocks of companies of all sizes, but primarily invests in small- to medium-capitalization (namely, less than $5 billion market capitalization) United States companies that have substantial capital appreciation potential.  Many of these companies have little or no following by the major stock brokerage firms.  The Fund looks for stocks of businesses that are selling at what it believes are substantial discounts to prices that accurately reflect their future earnings prospects.  The Fund conducts extensive research on each prospective investment.  The Fund’s portfolio managers, at times deemed appropriate to the then current market conditions, may find it necessary to trade more aggressively than normal, which may result in a portfolio turnover rate above the Fund’s historical average portfolio turnover rate.

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•

The security has achieved its value potential;

•

Such sale is necessary for portfolio diversification;

•

Changing fundamentals signal a deteriorating value potential; or

•

Other securities have a better value potential.

Principal Risks:  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals and a high tolerance for risk:

•

Management Risk:  The strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investment vehicles having similar investment strategies.

•

Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons.  The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.  Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.  In recent years, U.S. and international markets have experienced extreme volatility, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties.

•

Medium Capitalization Companies Risk:  Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies

2

may have limited liquidity and greater price volatility than securities of large capitalization companies.

•

Small Capitalization Companies Risk:  Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these stocks may underperform.

•

Value Investing Risk:  The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values.  From time to time “value” investing falls out of favor with investors.  During these periods, the Fund’s relative performance may suffer.

Performance:  Pursuant to an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and FMI Funds, Inc., on behalf of the FMI Focus Fund (the “Predecessor Fund”), the Fund acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of the Fund on November 29, 2013 (the “Reorganization”).  The Fund is a newly formed series of the Trust and had no operations prior to the Reorganization.  The Predecessor Fund was a series of FMI Funds, Inc., a registered open-end investment company that commenced operations on December 12, 1996.  As a result of the Reorganization, the Fund will be the accounting successor of the Predecessor Fund.  Prior to November 29, 2013, Broadview Advisors, LLC (the “Adviser”) served as sub-adviser to the Predecessor Fund and another investment adviser served as the adviser to the Predecessor Fund.  The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Predecessor Fund’s performance from year to year and by showing how the average annual returns over time compare to the performance of the Russell 2500® Index, the Russell 2000® Index and the Russell 2000® Growth Index.  A fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  Updated performance information is available on the Fund’s website at http://www.[●].com.

3

Calendar Year Returns as of December 31

During the ten year period shown on the bar chart, the Predecessor Fund’s highest total return for a quarter was 25.25% (quarter ended September 30, 2009) and the lowest total return for a quarter was -23.77% (quarter ended December 31, 2008).  The Predecessor Fund’s calendar year-to-date return as of September 30, 2013 was [●]%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (IRAs).

Average Annual Total Returns (for the periods ended December 31, 2012)	One Year	Five Years	Ten Years
Return before taxes	13.33%	6.69%	10.37%
Return after taxes on distributions	12.85%	5.74%	9.17%
Return after taxes on distributions and sale of Fund shares	9.25%	5.46%	8.79%
Russell 2500® Index
(reflects no deduction for fees, expenses or taxes)	17.88%	4.34%	9.80%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	9.72%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	14.59%	3.49%	9.80%

In order to more accurately represent the investment strategy of the Fund, the Russell 2500® Index has replaced the Russell 2000® Index as the primary benchmark index for the Fund, and the Russell 2000® Index has replaced the Russell 2000® Growth Index as the secondary benchmark index for the Fund.  The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe.  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which comprises the 3,000 largest U.S. companies based on total market capitalization.  The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.  A direct investment in an index is not possible.

4

Investment Adviser:  Broadview Advisors, LLC serves as the investment adviser for the Fund.

Portfolio Managers:  The investment portfolio of the Fund is managed by the Adviser.  All investment decisions are made by a team of investment professionals representing the Adviser, any of whom may make recommendations subject to the final approval of Richard E. Lane.  Mr. Lane has been a portfolio manager of the Fund since its inception in November 2013 and served as portfolio manager of the Predecessor Fund from 1997 until the Reorganization.  Mr. Lane founded the Adviser in 2001 and currently serves as its President.  The Fund’s other portfolio managers are Aaron J. Garcia, who has been with the Adviser since 2003 and is currently a portfolio manager; Faraz Farzam, who has been with the Adviser since 2001 and is currently a portfolio manager; and Richard J. Whiting, who has been with the Adviser since 2001 and currently serves as the Manager of the Adviser’s Trading Department and a portfolio manager.

Purchase and Sale of Fund Shares:  The minimum initial investment amount for all new accounts is $1,000.  The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.  You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open.  You may purchase and redeem Fund shares:  through the mail (Broadview Opportunity Fund, c/o ALPS Fund Services, Inc., P.O. Box 1920, Denver, CO 80201) or overnight delivery (Broadview Opportunity Fund c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203); by wire transfer; by telephone at (855) 846-1463; or through a financial intermediary.  Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the financial intermediary regarding the hours during which orders may be placed.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon the withdrawal of money from such tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

5

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective:  The Fund seeks capital appreciation.

Principal Investment Strategies:  The Fund may invest in stocks of companies of all sizes, but primarily invests in small- to medium-capitalization (namely less than $5 billion market capitalization) United States companies that have substantial capital appreciation potential.  Many of these companies have little or no following by the major stock brokerage firms.  The Fund looks for stocks of businesses that are selling at what it believes are substantial discounts to prices that accurately reflect their future earnings prospects.  The Fund conducts extensive research on each prospective investment.  The Fund’s portfolio managers, at times deemed appropriate to the then current market conditions, may find it necessary to trade more aggressively than normal, which may result in a portfolio turnover rate above the Fund’s historical average portfolio turnover rate.

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•

The security has achieved its value potential;

•

Such sale is necessary for portfolio diversification;

•

Changing fundamentals signal a deteriorating value potential; or

•

Other securities have a better value potential.

Changes to Investment Objective and Strategies:  The Fund’s investment objective and strategies described in this Prospectus may be changed, without approval of the Fund’s shareholders, upon 60 days’ written notice to shareholders.

Temporary Strategies; Cash or Similar Investments:  The Fund, in response to adverse market, economic, political or other conditions may take a temporary defensive position.  This means that the Fund may invest some or all of its assets in high quality, short-term debt securities and money market instruments (like shares of other mutual funds, U.S. Treasury Bills, commercial paper or repurchase agreements).  Taking a temporary defensive position may result in the Fund not achieving its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses, in addition to its own expenses.  When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses or satisfy redemption requests.

6

PRINCIPAL RISKS OF INVESTING IN THE FUND

Principal Risks:  Before investing in the Fund you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the Advisor’s investment strategies for the Fund.  The value of your investment in the Fund may vary with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities.  If the Advisor’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

•

Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons.  Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.  In recent years, U.S. and international markets have experienced extreme volatility, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties.  Continuing market problems may have adverse effects on the Fund.  The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

•

Medium Capitalization Companies Risk:  Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.  Medium capitalization companies tend to have limited product lines, markets and financial resources, and may depend on a relatively small management group.

•

Small Capitalization Companies Risk:  Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.  As a result, the Fund may have to sell securities of small capitalization companies at a lower price than the Adviser may prefer, or it may have to sell in smaller than desired quantities over a period of time.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these stocks may underperform.

•

Value Investing Risk:  The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values.  From time to time “value” investing falls out of favor with investors.  During these periods, the Fund’s relative performance

7

may suffer.  Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).  Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports to Fund shareholders will be available free of charge by contacting Broadview Opportunity Fund, c/o ALPS Fund Services, Inc. P.O. Box 1920, Denver, CO 80201, by calling (855) 846-1463 or by visiting the Fund’s website at [●].  The Form N-Q is available on the SEC’s website at www.sec.gov.

MANAGEMENT OF THE FUND

Investment Adviser

Broadview Advisors, LLC serves as the Fund’s investment adviser.  The Adviser’s address is 330 East Kilbourn Avenue, Suite 1475, Milwaukee, Wisconsin 53202.

As the investment adviser to the Fund, the Adviser:

•

Provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and general services for the Fund; and

•

Selects portfolio securities for investment by the Fund, purchases and sells securities for the Fund and, upon making any purchase or sale decision, places orders for the execution of such portfolio transactions.

Pursuant to its Investment Advisory Agreement, the Adviser is entitled to receive a management fee at an annual rate of 1.00% of the average daily net assets of the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement with the Adviser will be included in the Fund’s next semi-annual report to shareholders.

Portfolio Managers

The investment portfolio of the Fund is managed by the Adviser.  All investment decisions are made by a team of investment professionals representing the Adviser, any of whom may make recommendations subject to final approval of Richard E. Lane.

Richard E. Lane, CFA®

Richard E. Lane has served as a portfolio manager to the Predecessor Fund since October 1, 1997, and currently serves as the President of the Adviser, which he founded in 2001.

8

Mr. Lane has worked in the financial services industry since 1982.  Mr. Lane has BA in Economics and an MS in Finance from the University of Wisconsin-Madison.

Aaron J. Garcia, CFA®

Aaron J. Garcia has been with the Adviser since 2003 and is currently a portfolio manager.  Mr. Garcia served as a co-portfolio manager to the Predecessor Fund.  Mr. Garcia has worked in the financial services industry since 2002.  Mr. Garcia has a BA from Rice University.

Faraz Farzam, CFA®

Faraz Farzam has been with the Adviser since 2001 and is currently a portfolio manager.  Mr. Farzam served as a co-portfolio manager to the Predecessor Fund.  Mr. Farzam has worked in the financial services industry since 1999.  Mr. Farzam has a BS from the University of Wisconsin-Madison.

Richard J. Whiting

Richard J. Whiting has been with the Adviser since 2001 and currently serves as the Manager of the Adviser’s Trading Department and a portfolio manager.  Mr. Whiting served as a co-portfolio manager to the Predecessor Fund.  Mr. Whiting has worked in the financial services industry since 1982.  Mr. Whiting has a BA in Economics from Lawrence University.

The SAI for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Fund.

THE FUND’S SHARE PRICE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value.  The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading.  The NYSE is closed on most national holidays, on Good Friday, and on weekends.  The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies.  The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds.  It values most money market instruments it holds, which mature in 60 days or less, at their amortized cost.

If market quotations are not readily available, the Fund will value securities at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior

9

to the close of trading on the NYSE.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to:  (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.

The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day in which the NYSE is open at the net asset value determined later that day.  It will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the NYSE is open.

A purchase or redemption order is in “good order” when the Fund or your servicing agent receives properly completed and signed documents, along with a check payable to “Broadview Opportunity Fund,” in the event of a purchase of Fund shares.  Servicing agents are responsible for timely transmitting any purchase and redemption orders they receive to the Fund.

PURCHASING SHARES

How to Purchase Shares from the Fund

1.      Read this Prospectus carefully.

2.      Determine how much you want to invest keeping in mind the following minimums (the Fund reserves the right to waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans)*:

a.

New accounts

•

All Accounts

$1,000

b.

Existing accounts

•

Dividend reinvestment         No Minimum

•

Automatic Investment Plan           $     50

•

Telephone Purchase                       $1,000

•

All other accounts                          $   100

____________

*

Servicing Agents may impose different minimums.

3.      Complete the New Account Application, available on our website (www.[●].com), carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  (The Fund has additional New Account Applications and remittance forms if you need them.)  If you have any questions, or, if you need additional assistance when completing your application, please call the Fund’s transfer agent, ALPS Fund Services, Inc. (the “Transfer Agent”), at (855) 846-1463.

10

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.  Permanent addresses containing only a P.O. Box will not be accepted.  The Fund’s Anti-Money Laundering Program is supervised by the Fund’s Anti-Money Laundering Officer, subject to the oversight of the Board of Trustees.

If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Fund reserves the right to close the account within 5 business days if clarifying information/documentation is not received.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Adviser and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.  If at any time the Adviser or the Transfer Agent detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Adviser or the Transfer Agent may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report and/or may take other action.

4.      Make your check payable to “Broadview Opportunity Fund.”  All checks must be in U.S. dollars and drawn on U.S. banks.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill paychecks, or any conditional order or payment.  The Transfer Agent will charge a $25 fee against a shareholder’s account for any payment returned to the Transfer Agent.  The shareholder will also be responsible for any losses suffered by the Fund as a result.

5.      Send the application and check to:

BY FIRST CLASS MAIL

Broadview Opportunity Fund

c/o ALPS Fund Services, Inc.

P.O. Box 1920

Denver, CO 80201

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Broadview Opportunity Fund

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

11

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the ALPS Fund Services, Inc. post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent or the Fund.

6.      You may purchase shares by wire transfer.

Initial Investment by Wire – If you are making your first investment in the Fund, before you wire funds the Transfer Agent must have a completed Account Application.  You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire.  Prior to sending the wire, please call the Transfer Agent at (855) 846-1463 to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include the name of the Fund, your name, and your account number so that monies can be correctly applied.

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time) to be eligible for same day pricing.  The Fund and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments by Wire – Please call (855) 846-1463 before you wire funds in order to advise the transfer agent of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Purchasing Shares from Broker-Dealers, Financial Institutions and Others

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer.  Servicing Agents may:

•

Become shareholders of record of the Fund.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents are not subject to the Fund’s minimum purchase requirement.

•

Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

•

Charge fees to their customers for the services they provide them.  Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•

Be allowed to purchase shares by telephone with payment to follow the next day.  If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

12

•

Be authorized to receive purchase orders on the Fund’s behalf (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf).  If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Fund.  When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis.  If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, the Servicing Agent may be held liable for any resulting fees or losses.

Telephone Purchases

Unless you declined telephone options on the account application, you may make subsequent investments by telephone directly from a bank checking or savings account.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The telephone purchase option may not be used for initial purchases of the Fund’s shares, but may be used for subsequent purchases, including by IRA shareholders.  Telephone purchases must be in amounts of $1,000 or more, however, the Adviser reserves the right to waive the minimum telephone purchase amount.  IRA shareholders are not subject to the $1,000 minimum telephone purchase amount restriction.  To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, the Transfer Agent must receive your purchase order prior to the close of regular trading on such date (generally 4:00 p.m. Eastern Time).  Most transfers are completed within one business day.  Telephone purchases may be made by calling (855) 846-1463.  Once a telephone transaction has been placed, it cannot be canceled or modified.

If you currently do not have the telephone purchase option, you may write to the Transfer Agent requesting the telephone purchase option or complete an Account Option form.  The Account Option form is available on our website (www.[●].com).

Other Information about Purchasing Shares of the Fund

The Fund may reject any New Account Application for any reason.  The Fund will not accept initial purchase orders made by telephone.

13

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

The Fund will not issue certificates evidencing shares purchased.  The Fund will send investors a written confirmation for all purchases of shares.

The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis.  The Fund also offers the following retirement plans:

•

Traditional IRA

•

Roth IRA

•

Coverdell Education Savings Account

•

SEP – IRA

•

Simple IRA

Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at (855) 846-1463.  The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

Address Changes

To change the address on your account, call the Fund at (855) 846-1463.  Any written redemption requests received within 30 days after an address change must be accompanied by a signature guarantee.  No telephone redemptions will be allowed within 30 days of an address change.

Householding

To reduce expenses, we generally mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Fund at (855) 846-1463.  Individual copies will be sent upon request.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.      Prepare a letter of instruction containing:

•

account number(s) and Fund name

•

the amount of money or number of shares being redeemed

•

the name(s) on the account

•

daytime phone number

•

additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a

14

fiduciary or representative capacity.  Please contact the Fund, in advance, at (855) 846-1463 if you have any questions.

2.      Sign the letter of instruction exactly as the shares are registered.  Joint ownership accounts must be signed by all owners.

For security purposes, a medallion signature guarantee will be required if:

•

A change of address was received by the Transfer Agent within the last 30 days;

•

When the money is to be sent to an address that is different from the registered address or to a bank account other than the account that was preauthorized; or

•

When the redemption proceeds are payable to any person not on record or if ownership on your account is being changed.

A notarized signature is not an acceptable substitute for a signature guarantee.

The Fund may waive the medallion signature guarantee requirement in certain circumstances.

Non-financial transactions, including establishing or modifying certain services on an account, may require a medallion signature guarantee.  A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association.  The three “recognized” medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and NYSE, Inc. Medallion Signature Program (NYSE MSP).  Please call (855) 846-1463 for information on obtaining a signature guarantee.

3.      Send the letter of instruction to:

BY FIRST CLASS MAIL

Broadview Opportunity Fund

c/o ALPS Fund Services, Inc.

P.O. Box 1920

Denver, CO 80201

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Broadview Opportunity Fund

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the ALPS Fund Services, Inc. post office box of purchase

15

orders or redemption requests does not constitute receipt by the Transfer Agent or the Fund.

How to Redeem (Sell) Shares by Telephone

1.

The telephone redemption option will automatically be established on your account unless declined on the original account application.  If you declined this option and would like to add it at a later date, you should write to the Transfer Agent or complete an Account Option form.  The Account Option form is available on our website (www.[●].com).  When you do so, please sign the request exactly as your account is registered.  You may be required to provide a medallion signature(s) guarantee or other acceptable signature verification.

2.

Assemble the same information that you would include in the letter of instruction for a written redemption request.

3.

Call the Transfer Agent at (855) 846-1463.  Please do not call the Adviser.  Redemption requests received in good order before 4:00 p.m. Eastern Time will receive that day’s net asset value, and redemption requests received after 4:00 p.m. Eastern Time will receive the next day’s net asset value.  (The maximum redemption allowed by telephone is $50,000; the minimum redemption allowed by telephone is $500.  However, the Fund reserves the right to waive the maximum redemption amount for certain accounts, such as omnibus or certain retirement plan accounts.)  Once a telephone transaction has been placed, it cannot be canceled or modified.

4.

Note:  Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•

that you correctly state your Fund account number;

•

the name in which your account is registered; or

•

the Social Security or taxpayer identification number under which the account is registered.

How to Redeem (Sell) Shares by Wire

Wire transfers may be arranged to redeem shares.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.  Servicing Agents may charge you a fee for this service.

16

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

•

The Transfer Agent receives your written request in good order with all required information and documents as necessary.  Shareholders should contact the Transfer Agent for further information concerning documentation required for redemption of Fund shares for certain account types.

•

The Transfer Agent receives your authorized telephone request in good order with all required information.

•

If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

Payment of Redemption Proceeds

•

The Transfer Agent will normally send redemption proceeds on the business day following the day on which the Fund or its agents after it receives the request in good order.  Checks will not be forwarded by the U.S. Postal Service, so please notify us if your address has changed prior to a redemption request.  Proceeds will be sent to you in this way, unless you request one of the alternatives described below.

•

If you request in the letter of instruction, the Transfer Agent will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer (“EFT”) or wire to a properly pre-authorized bank account.  Proceeds sent via an EFT generally take two to three business days to reach the shareholder’s account whereas the Transfer Agent generally wires redemption proceeds on the business day following the calculation of the redemption price.

•

Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

•

The redemption may result in a taxable gain.

•

Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

17

•

As permitted by the Investment Company Act of 1940, as amended, the Fund may delay the payment of redemption proceeds for up to seven days.  The Fund may delay redemption requests for up to seven days during periods of market volatility or when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.  In addition, the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances as determined by the SEC.

•

If you purchased shares by check, or by EFT, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check and/or transfer of funds has cleared (which may take up to 15 days from the date of purchase).

•

Unless previously authorized on the account, the Transfer Agent will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with a medallion signature guarantee.

•

Redemption proceeds will be sent to the Transfer Agent address of record.  The Transfer Agent will send the proceeds of a redemption to an address, person or account other than that shown on its records only if the shareholder has sent in a written request with a medallion signature guarantee.

•

The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so.  Both the Fund and the Transfer Agent may modify or terminate their procedures for telephone redemptions at any time.  Neither the Fund nor the Transfer Agent will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits.  Telephone trades must be received by or prior to market close.  Please allow sufficient time to place your telephone transaction.  If a Servicing Agent or shareholder cannot contact the Transfer Agent by telephone, they should make a redemption request in writing in the manner described earlier.

•

If your account balance falls below $1,000 because you redeem shares, the Fund reserves the right to notify you to make additional investments within 60 days so that your account balance is $1,000 or more.  If you do not, the Fund may close your account and mail the redemption proceeds to you.

•

While the Fund generally pays redemption requests in cash, the Fund has filed a notice of election under Rule 18f-1 under the 1940 Act that allows the Fund to redeem in kind redemptions of a certain amount.  Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Fund in securities instead of cash.  Shareholders who receive a redemption in kind may incur costs upon the subsequent disposition of such securities, and would

18

bear any market risk until such securities are converted into cash.  Redemptions in kind are taxed in the same manner as redemptions paid in cash for federal income tax purposes.

MARKET TIMING PROCEDURES

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Notwithstanding the foregoing, the Fund’s Board of Trustees (the “Board of Trustees”) has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.

The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares.  The officers of the Fund will report to the Board of Trustees any such unusual trading in Fund shares that is disruptive to the Fund.  In such event, the Board of Trustees may reconsider its decision not to adopt policies and procedures.

DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income and substantially all of its net capital gain annually.  As long as the Fund meets the requirements of a regulated investment company, which is its intent, it pays no federal income tax on the net investment income and net capital gain that it distributes to shareholders.

You have four distribution options:

•

All Reinvestment Option — Both net investment income and net capital gain distributions will be reinvested in additional Fund shares.

•

Net Capital Gain Distribution Only Reinvestment Option — Net investment income distributions will be paid in cash and net capital gain distributions will be reinvested in additional Fund shares.

•

Net Investment Income Distribution Only Reinvestment Option — Net investment income distributions will be reinvested in additional Fund shares and net capital gain distributions will be paid in cash.

•

All Cash Option — Both net investment income and net capital gain distributions will be paid in cash.

You may make this election on the New Account Application.  You may change your election by writing to the Transfer Agent or by calling (855) 846-1463.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal, state, and local income tax.  These distributions may be taxed as ordinary income, dividend income, or long-term capital gains.  In managing the Fund, the Adviser considers the tax effects of its investment decisions to be of secondary importance.

19

The Fund expects that its distributions generally will consist primarily of long-term capital gains.  Distributions of net capital gain are subject to tax as long-term capital gain (for non-corporate shareholders, currently taxed at a maximum rate of 20%) regardless of the length of time you have held Fund shares.  If you purchase shares at a time when the Fund has recognized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital.

Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, and net short-term capital gain), are generally taxable to the Fund’s shareholders as ordinary income (for non-corporate shareholders, currently taxed at a maximum rate of 39.6%).  For non-corporate shareholders, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gains, if certain holding period requirements have been satisfied by the shareholder.  For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction, and the corporate shareholder meets certain holding period requirements with respect to its shares.  To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.

You will be taxed in the same manner whether you receive your distributions  in cash or reinvest them in additional shares of the Fund.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.  The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of:  (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon a redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares.  This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year.  Any loss recognized by a shareholder upon a taxable redemption of shares held for six months or less will be treated as a long-term

20

capital loss to the extent of any net capital gain distributions received or deemed to be received with respect to such shares.  A loss realized on the redemption of shares of the Fund will be disallowed to the extent shares of the Fund are acquired (through reinvestment of distributions or otherwise) in a 61-day period beginning 30 days before and ending 30 days after the date of such redemption.  In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Federal law requires the Fund to report its shareholders’ cost basis, gain or loss, and holding period with respect to “covered shares” of the Fund to the Internal Revenue Service on the shareholders’ Form 1099-Bs when the “covered” shares are sold.  Covered shares are any shares of the Fund acquired on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be redeemed when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Form 1099-Bs if you do not select an alternative IRS-approved tax lot identification method.  You may choose an alternative IRS-approved method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares.

The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes.  The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.”

If you hold shares in a Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

The preceding discussion is meant to be only a general summary of the potential federal income tax consequences of an investment in the Fund by U.S. shareholders.  The SAI contains a more detailed summary of federal tax rules that apply to the Fund and its shareholders.  This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the Fund.  Legislation, judicial, or administrative action may change the tax rules that apply to the Fund or its shareholders and any such change may be retroactive.  You should consult your tax advisers to determine the federal, state, local and non U.S. tax consequences of owning Fund shares.

21

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years based on the financial information for the Predecessor Fund.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information through September 30, 2013 has been audited by [●].  The Fund’s financial statements will be audited by [●], an independent registered public accounting firm, whose report, along with the Fund’s financial statements, will be included in the Fund’s Annual Report to Shareholders, which will be available upon request.

	Years Ended September 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$[●]	$25.54	$26.37	$22.72	$28.34
Income from investment operations:
Net investment (losses) income	[●]	(0.10)	(0.15)	(0.11)	0.02
Net realized and unrealized gains (losses) on investments	[●]	6.02	(0.68)	3.79	(0.65)
Total from investment operations	[●]	5.92	(0.83)	3.68	(0.63)

Less distributions:
Distributions from net investment income	[●]	—	—	(0.03)	—
Distributions from net realized gains	[●]	(1.20)	—	—	(4.99)
Total from distributions	[●]	(1.20)	—	(0.03)	(4.99)

Net asset value, end of year	$[●]	$30.26	$25.54	$26.37	$22.72

TOTAL RETURN	[●]%	23.48%	(3.15%)	16.21%	3.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$[●]	$618,541	$434,932	$424,027	$403,999
Ratio of expenses to average net assets	[●]%	1.26%	1.26%	1.30%	1.40%
Ratio of net investment (loss) income to average net assets	[●]%	(0.34%)	(0.48%)	(0.47%)	0.12%
Portfolio turnover rate	[●]%	55%	78%	59%	58%

22

PRIVACY POLICY

Broadview Funds Trust

We collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence or conversations.

•

Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

To learn more about the Fund, you may want to read the Fund’s SAI which contains additional information about the Fund.  The Fund has incorporated by reference the SAI into this Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Fund’s investments by reading the Fund’s annual and semi-annual reports to shareholders.  The annual report will include a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

The SAI and the annual and semi-annual reports will be available to shareholders and prospective investors without charge, by calling the Transfer Agent at (855) 846-1463, or by visiting the Fund’s website (http://www.[●].com).

Prospective investors and shareholders who have questions about the Fund may also call the following number or write to the following address.

Broadview Opportunity Fund

c/o ALPS Fund Services, Inc.

P.O. Box 1920

Denver, CO 80201

Telephone:  (855) 846-1463

www.[●].com

The general public can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information on the operations of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address:  publicinfo@sec.gov or by writing to:

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-1520

Please refer to the Fund’s Investment Company Act File No. 811-22885 when seeking information about the Fund from the SEC.

P R O S P E C T U S November [●], 2013 Broadview Opportunity Fund (Ticker Symbol: BVAOX) A NO-LOAD MUTUAL FUND

SUBJECT TO COMPLETION OCTOBER 22, 2013

The information contained in this statement of additional information is not complete and may be changed.  These securities may not be sold nor may offers to buy be accepted until the registration statement filed with the Securities and Exchange Commission is effective.  This statement of additional information is not an offer to sell nor does it seek an offer to buy the securities in any jurisdiction where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION	November [●], 2013

Broadview Funds Trust

Broadview Opportunity Fund

c/o ALPS Fund Services, Inc.

P.O. Box 1920

Denver, CO 80201

(Ticker:  BVAOX)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Broadview Opportunity Fund (the “Fund”) dated November [●], 2013.  The Fund is the successor to the FMI Focus Fund, a series of FMI Funds, Inc. (the “Predecessor Fund”), as a result of the reorganization of the Predecessor Fund into the Fund on November [●], 2013.

The financial statements of the Predecessor Fund and the independent registered public accounting firm’s report appearing in the Predecessor Fund’s Annual Report for the fiscal year ended September 30, 2013 are hereby incorporated by reference.  Shareholders may obtain copies of the Fund’s prospectus, SAI or annual report (when it becomes available) free of charge by writing to the Fund c/o ALPS Fund Services, Inc., P.O. Box 1920, Denver, CO 80201, or by calling (855) 846-1463.

BROADVIEW OPPORTUNITY FUND

A SERIES OF BROADVIEW FUNDS TRUST

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated November [●], 2013 and, if given or made, such information or representations may not be relied upon as having been authorized by Broadview Funds Trust.

This Statement of Additional Information does not constitute an offer to sell securities.

THE TRUST

Broadview Funds Trust (the “Trust”), a Delaware statutory trust organized on September 9, 2013, is an open-end, management investment company consisting of one diversified series, Broadview Opportunity Fund (the “Fund”).  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Effective November [●], 2013, following a special meeting of the shareholders of the Predecessor Fund held on November [●], 2013, the Predecessor Fund was reorganized into the Fund.  In addition, Broadview Advisors, LLC (the “Adviser”) became the investment adviser to the Fund.  The Adviser previously served as the sole sub-adviser to the Predecessor Fund since May 1, 2001.  The Fund has the same investment objective and substantially similar investment strategies and restrictions as the Predecessor Fund.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of:  (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

1.

 The Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Fund, to the extent permitted by the 1940 Act, may (i) borrow money; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

2.

The Fund may sell securities short and write put and call options to the extent permitted by the 1940 Act.

3.

The Fund may borrow money or issue senior securities to the extent permitted by the 1940 Act.

4.

The Fund may pledge or hypothecate its assets to secure its borrowings.

5.

The Fund will not make loans of money (except for the lending of the Fund’s portfolio securities and purchases of debt securities consistent with the Fund’s investment policies).

6.

The Fund will not make investments for the purpose of exercising control or management of any company.

7.

The Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer or more than 5% of the Fund’s total assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

8.

The Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government securities, in securities issued by companies primarily engaged in the same industry.

9.

The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or trustee of the Trust or an officer, director or other affiliated person of its investment adviser.

10.

The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

11.

The Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

12.

The Fund will not purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate).

13.

The Fund will not purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or other investments that are secured by commodities.  (The Fund will only invest in such securities to the extent such investments are consistent with its investment objectives.)

The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Trust’s Board of Trustees (the “Board of Trustees”) without shareholder approval.  These additional restrictions are as follows:

1.

The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

2.

The Fund’s investments in warrants will be limited to 5% of the Fund’s net assets.  Included within such 5%, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on either the New York Stock Exchange (the “NYSE”) or the American Stock Exchange, now known as NYSE MKT LLC (“AMEX”).

The aforementioned fundamental and non-fundamental percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made.  If these restrictions (other than those relating to borrowing of money, illiquid securities or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund’s fundamental restrictions will be deemed to have occurred.  Any changes in the Fund’s investment restrictions made by the Board of Trustees will be communicated to shareholders prior to their implementation.

INVESTMENT CONSIDERATIONS

The Fund’s prospectus describes the Fund’s principal investment strategies and risks.  This section expands upon that discussion and also discusses the Fund’s non-principal investment strategies and risks.

The Fund may invest in stocks of companies of all sizes, but primarily invests in small- to medium-capitalization United States companies that have substantial capital appreciation potential.  The Fund conducts extensive research on each prospective investment.

Illiquid Securities

The Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”).  The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”).  However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid.  Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act.  Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests.  However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices.  The Board of Trustees has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive written criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date.  If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees.

Futures Contracts and Options Thereon

The Fund may purchase and write (sell) stock index futures contracts for portfolio hedging purposes.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract.  A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.  It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

The Fund may also purchase put and call options and write call options on stock index futures contracts for portfolio hedging purposes.  When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If the Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).  When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the options period.  By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Futures and options strategies are used to hedge the Fund’s equity positions against price fluctuations.  Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index.  The extent of the Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited.  The Fund may engage in related closing transactions with respect to options on futures contracts.  The Fund will trade futures contracts and options on futures contracts only on a United States exchange or board of trade approved for such trading and regulated by the Commodity Futures Trading Commission (the “CFTC”).

The Fund’s commodities transactions must be made solely for bona fide hedging purposes as defined by the CFTC.  In addition, the Fund may invest in commodity interests for other than bona fide hedging purposes if it meets either the 5% trading de minimis test (the “5% Test”) or a test based on the net notional value of the Fund’s commodities transactions (the “Notional Test”).  Under the 5% Test, the aggregate initial margin and premiums required to establish positions in commodity futures, commodity options or swaps may not exceed 5% of the Fund’s net asset value.  Under the Notional Test, the aggregate net notional value of commodity futures, commodity options or swaps not used solely for bona fide hedging purposes may not exceed 100% of the Fund’s net asset value.  The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.  The Fund intends to limit its transactions in commodity futures contacts and related options to 5% of the Fund’s net assets.

When the Fund purchases or sells a stock index futures contract, the Fund “covers” its position.  To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.  If the Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities.  Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.  The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract.  The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.  If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.  The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Index Options Transactions

The Fund may purchase put and call options and write call options on stock indexes.  A stock index fluctuates with changes in the market values of the stock included in the index.  Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options.  Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple.  The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser.  Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.  Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges.  The Fund will only invest in exchange-traded options.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These position limits may restrict the number of listed options which the Fund may buy or sell.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock.  Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks.  The Fund will only invest in options for portfolio hedging purposes.  The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options; and/or (ii) maintains with the Fund’s custodian bank (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

Options on Securities

The Fund may buy put and call options and write (sell) call options on securities for portfolio hedging purposes.  The Fund will only buy or write options on United States exchanges.  The Fund will comply with the rules and regulations of the 1940 Act and, if required, set aside cash or liquid securities to “cover” its obligations when writing options.  By writing a call option and receiving a premium, the Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price.  By buying a call option, the Fund has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price.  Options on securities written by the Fund will be traded on recognized securities exchanges.

When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written.  Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and maintaining cash or liquid securities equal in value to the difference between the two exercise prices.  In addition, the Fund may cover its position by maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Fund.  The principal reason for the Fund to write call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

When the Fund wishes to terminate the Fund’s obligation with respect to an option it has written, the Fund may effect a “closing purchase transaction.”  The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund.  The effect of the purchase is that the writer’s position will be canceled.  However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option.  When the Fund is the holder of an option, it may liquidate its position by effecting a “closing sale transaction.”  The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund.  There is no guarantee that either a closing purchase or a closing sale transaction can be effected.  If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call option is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call option.  The Fund also will realize a gain if a call option which the Fund has written lapses unexercised, because the Fund would retain the premium.

The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put option.  If a put or a call option which the Fund has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Fund.  In such event, the Fund would be unable to realize its profits or limit its losses until the Fund would exercise options it holds and the Fund would remain obligated until options it wrote were exercised or expired.

Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

Short Sales

The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities.  Short selling involves the sale of borrowed securities.  At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

Until the Fund closes its short position or replaces the borrowed security, the Fund will:  (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.  The potential loss with respect to short sales is unlimited.

U.S. Treasury Securities

The Fund may invest in U.S. Treasury Securities as “cover” for the investment techniques the Fund employs.  The Fund may also invest in U.S. Treasury Securities as part of a cash reserve or for liquidity purposes.  U.S. Treasury Securities are backed by the full faith and credit of the U.S. Treasury.  U.S. Treasury Securities differ only in their interest rates, maturities and dates of issuance.  Treasury Bills have maturities of one year or less.  Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.  Yields on short-, intermediate- and long-term U.S. Treasury

Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. Treasury Securities generally varies inversely with changes in market interest rates.  An increase in interest rates, therefore, would generally reduce the market value of the Fund’s portfolio investments in U.S. Treasury Securities, while a decline in interest rates would generally increase the market value of the Fund’s portfolio investments in these securities.

U.S. Treasury Securities may be purchased at a discount.  Such securities, when retired, may include an element of capital gain.  Capital gains or losses also may be realized upon the sale of U.S. Treasury Securities.

Borrowing

The Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts not to exceed limits set forth under the 1940 Act.  For example, the Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous.  As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Foreign Securities and American Depositary Receipts

The Fund may invest in common stocks of foreign issuers which are publicly traded on U.S. exchanges or in the U.S. over-the-counter market either directly or in the form of American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”).  The Fund may invest in ADRs of foreign issuers in foreign markets classified as mature or emerging.  ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country.  An ADS is the actual share trading, while an ADR represents a bundle of ADSs.  ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency.  Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls.  Such securities may also be subject to greater fluctuations in price than securities of domestic corporations.  In addition, there may be less publicly available information about a foreign company than about a domestic company.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.  Dividends and interest on foreign securities may be subject to foreign withholding taxes.  To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax laws, such taxes may reduce the net return to shareholders.  Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

The Fund will invest only in ADRs which are “sponsored”.  Sponsored facilities are based on an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder.  This agreement also allocates fees among the parties.  Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications.

Warrants

The Fund may purchase rights and warrants to purchase equity securities.  Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities.  Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised or sold prior to its expiration.  They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

Money Market Instruments and Repurchase Agreements

The Fund may invest in cash and money market securities.  The Fund may do so to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  The money market securities in which the Fund invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s Corporation (“Standard and Poor’s”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”).  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

The Fund may enter into repurchase agreements.  Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period.  While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.  The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. government securities.  The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund.  In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay.  However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price the Fund would suffer a loss.  The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.  Repurchase agreements usually are for short periods, such as one week or less, but may be longer.  It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

Registered Investment Companies

The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments).  Any investment in a registered investment company involves investment risk.  Additionally, an investor could invest directly in the registered investment companies in which the Fund invests.  By investing indirectly through the Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests.  An investor may also indirectly bear expenses paid by registered investment companies in which the Fund invests related to the distribution of such registered investment company’s shares.

Portfolio Turnover

The Fund will generally purchase and sell securities and effect transactions in futures contracts without regard to the length of time the security has been held or the futures contract open and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.  The Fund may sell a given security or close a futures contract, no matter for how long or short a period it has been held in the portfolio, and no matter whether the sale is at a gain or loss, if the Adviser believes that it is not fulfilling its purpose.  Since investment decisions are based on the anticipated contribution of the security in question to the Fund’s investment objective, the rate of portfolio turnover is irrelevant when the Adviser believes a change is in order to achieve those objectives, and the Fund’s annual portfolio turnover rate may vary from year to year.  Pursuant to Securities and Exchange Commission (the “SEC”) requirements, the portfolio turnover rate of the Fund is calculated without regard to securities, including short sales, options and futures contracts, having a maturity of less than one year.  For the fiscal years ended September 30, 2013 and 2012, the Predecessor Fund’s portfolio turnover rates were [●]%, and 55%, respectively.  A high portfolio turnover rate may generate a greater amount of capital gains, including short-term capital gains taxable to shareholders as ordinary income.

Additional Risks

As a result of the investment techniques used by the Fund, the Fund may have a significant portion (up to 100%) of its assets maintained as “cover” for the investment techniques the Fund employs.  The securities so maintained will be liquid securities.  These assets may not be sold while the position in the corresponding instrument or transaction (e.g., short sale, option or futures contract) is open unless they are replaced by similar assets.  As a result, the commitment of a large portion of the Fund’s assets to “cover” investment techniques could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders.  The Fund may not receive any compensation for providing this information.  The Trust’s Chief Compliance Officer (the “CCO”) will report periodically to the Board of Trustees with respect to compliance with the Fund’s portfolio holdings disclosure procedures.  The Board of Trustees or the CCO may authorize the disclosure of the Fund’s portfolio holdings prior to the public disclosure of such information.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q.  These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

The Fund may not receive any compensation for providing its portfolio holdings information to any category of persons.  The Fund generally does not provide its portfolio holdings to rating and ranking organizations until the portfolio holdings have been disclosed on the Fund’s website (as described below).  The Fund may not pay any of these rating and ranking organizations.  The disclosure of the Fund’s portfolio holdings to Fund service providers is discussed below.

There may be instances where the interests of the shareholders of the Fund regarding the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Fund.  In such situations, the CCO will bring the matter to the attention of the Board of Trustees, and the Board will determine whether or not to allow such disclosure.

Fund Service Providers

Certain of the Fund’s third party service providers will have access to the Fund’s portfolio holdings from time to time, on an ongoing basis.  As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  There is no set frequency at which this information is provided to the Fund’s service providers, as it is only provided on an as needed basis in connection with their services to the Fund, and the need for such disclosure arises from time to time throughout the year.  As a result, there is also no set time between the date of such information and the date on which the information is publicly disclosed.  In each case, the Board of Trustees has determined that such advance disclosure is supported by a legitimate business purpose and that each of these parties is contractually and/or ethically prohibited from disclosing the Fund’s portfolios unless specifically authorized by the Fund.

As an example, the Fund’s administrator is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio of the Fund.  The Fund also undergoes an annual audit which requires the Fund’s independent registered public accounting firm to review the Fund’s portfolio.  In addition to the Fund’s administrator, the Fund’s custodian also maintains an up-to-date list of the Fund’s holdings.  The third party service providers to whom the Fund provides non-public portfolio holdings information are the Fund’s administrator and transfer agent, ALPS Fund Services, Inc. (“ALPS”), the Fund’s independent registered public accounting firm, [●], the Fund’s legal counsel, Godfrey & Kahn, S.C., the Fund’s distributor, ALPS Distributors, Inc., and the Fund’s custodian, Union Bank, N.A.  The Fund may also provide non-public portfolio holdings information to the Fund’s financial printer in connection with the preparation, distribution and filing of the Fund’s financial reports and public filings.

Website Disclosure

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (www.[●].com) approximately 10 business days after the end of each quarter.  In addition, top ten holdings information for the Fund is publicly available on the Fund’s website approximately 10 to 45 business days after the end of each quarter.

TRUSTEES AND OFFICERS OF THE TRUST

Management Information

As a Delaware statutory trust, the management and affairs of the Trust are managed by its officers under the supervision of its Board of Trustees.  The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard.  The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.  Set forth below is certain important information with respect to each of the current trustees and officers of the Trust.  Unless otherwise noted, the business address of each Trustee or officer is c/o Broadview Funds Trust, 330 East Kilbourn Avenue, Suite 1475, Milwaukee, Wisconsin 53202.

Name and Year of Birth	Position(s) With the Trust, Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustee

Richard J. Whiting(1) Born: 1957	Chairman and Trustee (since 2013); Indefinite Term; 1 Portfolio	Manager of Trading Department and Portfolio Manager, Broadview Advisors, LLC (since 2001)	None

Non-Interested Trustees

Gregory W. Berger Born: 1961	Trustee (since 2013); Indefinite Term; 1 portfolio	Attorney and Shareholder, Brownstein Hyatt Farber Schreck, LLP (1986 to present)	None

Cornelius J. Lavelle Born: 1944	Trustee (since 2013); Indefinite Term; 1 portfolio	Retired; Director, Institutional Equities, Citigroup Global Markets (multinational financial services firm) (1997 to 2009)	Independent Trustee, USFS Funds Trust (an open-end investment company with two portfolios); Independent Trustee, The Pennant 504 Fund (a closed-end investment company)

Philip J. Uihlein, Sr. Born: 1950	Trustee (since 2013); Indefinite Term; 1 portfolio	Retired President of U-Line Corporation (refrigeration appliance manufacturer) (1977 to 2008); Chief Executive Officer of U-Line Corporation (1986 to 2008)	None

____________________

(1)

Mr. Whiting is an “interested person” of the Trust (as defined in the 1940 Act) because he is an employee and officer of the Adviser.

Name and Year of Birth	Position(s) With the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Other Officers

Richard E. Lane Born: 1955	President and Principal Executive Officer (since 2013); Indefinite Term	President, Broadview Advisors, LLC (since 2001)

Aaron J. Garcia Born: 1977	Treasurer and Principal Financial Officer and Principal Accounting Officer (since 2013); Indefinite Term	Portfolio Manager, Broadview Advisors, LLC (since 2003)

Faraz Farzam Born: 1973	Secretary (since 2013); Indefinite Term	Portfolio Manager, Broadview Advisors, LLC (since 2001)

Melanie H. Zimdars Born: 1976	Chief Compliance Officer and AML Compliance Officer (since 2013); Indefinite Term	Vice President, Deputy Chief Compliance Officer, ALPS Fund Services, Inc. (since 2009)

As of December 31, 2012, neither the Trustees who are not “interested” persons of the Trust, nor members of their immediate families, owned securities beneficially, or of record, in the Adviser, the Distributor or any of its affiliates.  Accordingly, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates.  In addition, during the two most recently completed calendar years, neither the Trustees who are not “interested” persons of the Trust nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Board Committees

Audit Committee.  The Board of Trustees has a standing audit committee whose members consist of all of the non-interested trustees.  The primary functions of the audit committee are to recommend to the Board of Trustees the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls and to review certain other matters relating to the Fund’s auditor and financial records.

Valuation Committee.  The Board of Trustees has a standing valuation committee that is composed of the Trustees, the Fund’s portfolio managers and the CCO, as appointed by the Board of Trustees.  The valuation committee operates under procedures approved by the Board of Trustees.  The principal responsibility of the valuation committee is to determine the fair value of securities for which current market quotations are not readily available.  The valuation committee’s determinations are reviewed by the Board of Trustees.  The valuation committee meets periodically, as necessary.

Nominating Committee.  The Board of Trustees has a standing nominating committee that is composed of all of the non-interested trustees.  The nominating committee operates under a written charter approved by the Board of Trustees.  The principal responsibility of the nominating committee is to consider, recommend and nominate candidates to fill vacancies on the Board of Trustees, if any.  The nominating committee generally will not consider nominees recommended by shareholders.  The nominating committee meets periodically, as necessary.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders.  The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

Richard J. Whiting.  Mr. Whiting has served as a Trustee of the Trust since 2013.  Mr. Whiting has more than 30 years of experience in the investment management industry and has been the Manager of the Trading Department and a Security Analyst of the Adviser since 2001.  Mr. Whiting previously served as a Senior Trader with Robert W. Baird from 1983 to 1987, as a partner and founding member of Cleary Gull Reiland McDevitt & Collopy from 1987 to 1994 and as the Head Trader at Vector Securities from 1994 to 2000.  Mr. Whiting holds a degree in economics from Lawrence University.  Through his employment and investment management experience, Mr. Whiting is knowledgeable about financial, accounting, regulatory and investment matters.  Such experience helps him exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.

Gregory W. Berger.  Mr. Berger has served as a Trustee of the Trust since 2013.  Mr. Berger is an attorney and shareholder with the Government Relations Group of Brownstein Hyatt Farber Schreck, LLP, with extensive experience in corporate and partnership taxation, state and local taxation and public finance.  Mr. Berger has been a practicing attorney since 1986.  Through his employment experience, Mr. Berger is knowledgeable about financial, accounting, regulatory and investment matters.  Such experience helps him exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.

Cornelius J. Lavelle.  Mr. Lavelle has served as a Trustee of the Trust since 2013.  He also serves as a trustee of the USFS Funds Trust, an open-end investment company with two mutual fund portfolios, and The Pennant 504 Fund, a closed-end investment company.  Prior to retiring in 2009, Mr. Lavelle was a part of the institutional research division of Citigroup, Inc. and several of its predecessor entities for over 40 years, including serving as Director of Institutional Equities for Citigroup Global Markets Inc. from 1997 to 2009.  Through his experience as a trustee of the USFS Funds Trust and The Pennant 504 Fund, and his employment experience, Mr. Lavelle is knowledgeable about financial, accounting, regulatory and investment matters.  Such experience helps him exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.

Philip J. Uihlein, Sr.  Mr. Uihlein has served as a Trustee of the Trust since 2013.  Prior to retiring in 2008, Mr. Uihlein spent 22 years as Chief Executive Officer and 31 years as President of U-Line Corporation, a high end refrigeration appliance manufacturer.  Mr. Uihlein was responsible for directing all phases of the company including engineering, new product development, sales, marketing, legal and accounting.  Through his employment experience, Mr. Uihlein is knowledgeable about financial, accounting, regulatory and investment matters.  Such experience helps him exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.

Board Leadership Structure

The Board of Trustees has general oversight responsibility with respect to the operation of the Trust and the Fund.  The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an audit committee, valuation committee and nominating committee to assist the Board in performing its oversight responsibilities.

The Trust does not have a lead non-interested trustee.  Richard J. Whiting, an interested person of the Trust, serves as Chairman of the Board.  The Chairman is the presiding officer at all Board meetings and sets the agenda for the Board meetings, with input from the other trustees and officers of the Trust.  The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Fund, the arrangements for the conduct of the Fund’s operations, the number of trustees, and the Board’s responsibilities.

Board Oversight of Risk

Through its direct oversight role, and indirectly through its committees, and officers of the Fund and service providers, the Board of Trustees performs a risk oversight function for the Fund.  To effectively perform its risk oversight function, the Board of Trustees, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

As referenced above, the audit committee plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund and quarterly with the CCO.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Adviser or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Compensation

For their service as Trustees, each non-interested Trustee receives from the Trust a retainer fee of $15,000 per year plus travel expenses incurred in connection with attendance at Board meetings.  Interested Trustees of the Trust do not receive any compensation for their services as Trustee.  The Trust does not offer any pension or retirement benefits to Trustees.  The following table shows the estimated compensation to be earned by each Trustee for the Fund’s fiscal year ending September 30, 2014:

COMPENSATION TABLE

Name of Person/Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and the Fund Paid to Trustees

Gregory W. Berger, Non-Interested Trustee	$15,000	None	None	$15,000

Cornelius J. Lavelle, Non-Interested Trustee	$15,000	None	None	$15,000

Philip J. Uihlein, Sr., Non-Interested Trustee	$15,000	None	None	$15,000

Richard J. Whiting, Interested Trustee	None	None	None	None

Code of Ethics

The Trust, the Adviser and the Fund’s distributor have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act.  Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions.  Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Proxy Voting Policies

The Adviser will make proxy voting decisions on securities held in Fund’s portfolio in accordance with its proxy voting policies and procedures.  In general, the Adviser votes proxies in a manner that it believes best protects the interests of the holders of common stock of the issuer.  The Adviser generally votes in favor of the re-election of directors and the appointment of auditors.  The Adviser generally votes against poison pills, green mail, super majority voting provisions, golden parachute arrangements, staggered board arrangements and the creation of classes of stock with superior voting rights.  The Adviser generally votes in favor of maintaining preemptive rights for shareholders and cumulative voting rights.  Whether or not the Adviser votes in favor of or against a proposal to a merger, acquisition or spin-off depends on its evaluation of the impact of the transaction on the common stockholder over a two to three year time horizon.  The Adviser generally votes in favor of transactions paying what it believes to be a fair price in cash or liquid securities and against transactions which do not.  The Adviser generally votes against traditional stock option plans unless the absolute amount is low and the options are earmarked to lower level employees.  The Adviser generally votes in favor of compensation plans that encourage outright ownership of stock provided that they are based on tangible operating performance metrics and management is not excessively compensated.  The Adviser generally supports management with respect to social issues (namely, issues relating to the environment, labor, etc.).

In the event that a vote presents a conflict of interest between the interests of the Fund and the Adviser, the Adviser will vote with management on those issues for which brokerage firms are allowed to vote without customer approval under the rules of the NYSE.  On other issues, the Adviser will disclose the conflict to the Board of Trustees and vote as the Board directs.

Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available at the Fund’s website at http://www.[●].com or the website of the SEC at http://www.sec.gov.

Ownership of Board Members in Predecessor Fund

The following table sets forth the dollar range of shares of the Predecessor Fund beneficially owned by each current trustee as of [October 31, 2013], which is also the valuation date:

Name of Trustee	Dollar Range of Shares in the Predecessor Fund

Interested Trustee
Richard J. Whiting	Over $100,000

Non-Interested Trustees
Gregory W. Berger	None
Cornelius J. Lavelle	None
Philip J. Uihlein, Sr.	None

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

Set forth below are the names and addresses of all holders of the Predecessor Fund’s shares who as of [October 31, 2013] own of record, or are known by the Fund to own beneficially, 5% or more of the Predecessor Fund’s shares.  These holders are referred to as principal shareholders.

Name and Address	Percent of Predecessor Fund	Nature of Ownership

[●]	[●]	[●]

As of [October 31, 2013], the Officers and Trustees as a group owned less than 1% of the outstanding shares of the Predecessor Fund.

No person is deemed to “control” the Fund, as that term is defined in the 1940 Act, because the Fund does not know of any person who owns beneficially or through controlled companies more than 25% of the Fund’s shares or who acknowledges the existence of control.  The Trust does not control any person.

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR

Investment Adviser

The Adviser is a Wisconsin limited liability company and an SEC-registered investment adviser.  The Adviser is controlled by Richard E. Lane, who serves as its President and owns more than [●]% of its voting securities.  Mr. Lane is an affiliated person of the Trust by virtue of his service as President of the Trust.  The Adviser’s other executive officer is Mr. Owen L. Hill, who serves as its Vice President and Chief Compliance Officer.

Pursuant to an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Adviser provides investment advisory services to the Fund.  The Adviser has overall responsibility for selecting and overseeing the Fund’s investments and provides overall investment strategies and programs for the Fund.  The Adviser also provides the Fund with office space, equipment and personnel necessary to operate and administer the Fund’s business and to supervise the provision of services by third parties such as the transfer agent and the custodian.

The Advisory Agreement for the Fund was approved by the Board of Trustees, including a majority of the non-interested Trustees, at an in-person meeting held on November [●], 2013, and by the initial shareholder of the Fund on November [●], 2013.  The Advisory Agreement has an initial term of two years and will continue in effect, unless sooner terminated, for successive one-year periods so long as it is approved annually (a) by the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the full Board of Trustees or by the vote of the Fund’s shareholders.  The Advisory Agreement terminates in the event of assignment and generally may be terminated by either party upon 60 days’ written notice.

Prior to November [●], 2013, Fiduciary Management, Inc. (“FMI”) served as the Predecessor Fund’s adviser and Broadview Advisors, LLC served as the Predecessor Fund’s sub-adviser.  During the fiscal years ended September 30, 2013, 2012 and 2011, the Predecessor Fund paid FMI advisory fees of [●], $5,526,138 and $5,134,375, respectively.  During the fiscal years ended September 30, 2013, 2012 and 2011, the Adviser received from FMI a monthly fee equal to 1/12 of 0.85% of the first $500 million of the average daily net assets of the Predecessor

Fund and equal to 1/12 of 0.80% of the Predecessor Fund’s average daily net assets in excess of $500 million for providing sub-advisory services to the Predecessor Fund.

The Fund pays all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement or the administration agreement described below including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expense of registering its shares with the SEC and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, and brokerage commissions and expenses in connection with portfolio transactions.  The Fund also pays the fees of trustees who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Allocation of Portfolio Brokerage.”

Portfolio Managers

The Adviser employs individuals to manage the Fund’s portfolio.  These portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Fund.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of September 30, 2013.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Richard E. Lane	0	1	10	0	1	0
	$0	$52 million	$62 million	$0	$52 million	$0

Aaron J. Garcia	0	1	10	0	1	0
	$0	$52 million	$62 million	$0	$52 million	$0

Faraz Farzam	0	1	10	0	1	0
	$0	$52 million	$62 million	$0	$52 million	$0

Richard J. Whiting	0	1	10	0	1	0
	$0	$52 million	$62 million	$0	$52 million	$0

The portfolio managers of the Fund are often responsible for managing other accounts.  The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades).  The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms.  The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of the Fund or the value of the Fund’s assets.  The following tables outline the forms of compensation paid to each portfolio manager and their ownership of shares of the Predecessor Fund as of September 30, 2013.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Richard E. Lane	Salary/Bonus	Adviser	Mr. Lane is compensated with salary and a bonus based on the profitability of the Adviser.

Aaron J. Garcia	Salary/Bonus	Adviser	Mr. Garcia is compensated with salary and a bonus based on the profitability of the Adviser.

Faraz Farzam	Salary/Bonus	Adviser	Mr. Farzam is compensated with salary and a bonus based on the profitability of the Adviser.

Richard J. Whiting	Salary/Bonus	Adviser	Mr. Whiting is compensated with salary and a bonus based on the profitability of the Adviser.

Name of Portfolio Manager	Dollar Range of Shares in the Predecessor Fund
Richard E. Lane	[●]
Aaron J. Garcia	[●]
Faraz Farzam	[●]
Richard J. Whiting	[●]

Administrator

ALPS Fund Services, Inc. (the “Administrator”), whose principal business is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, provides certain administrative, bookkeeping and pricing services for the Fund under an Administration, Bookkeeping and

Pricing Services Agreement (the “Administration Agreement”).  Administrative services include, but are not limited to, preparing financial statements, SEC regulatory filings, Fund compliance monitoring support and reporting, performance calculations, preparing reports for quarterly Board meetings, managing Fund bill payment, coordinating Fund blue sky registration, and reporting to outside agencies including Morningstar.  Accounting services include, but are not limited to, calculating and transmitting daily Fund NAVs, reconciliation of cash and investment balances with the Fund’s custodian, preparing required Fund accounting records and obtaining security valuations from appropriate sources consistent with Fund pricing and valuation policies.

Prior to the Reorganization, U.S. Bancorp Fund Services, LLC (“USBFS”) served as the Predecessor Fund’s administrator.  During the fiscal years ended September 30, 2013, 2012 and 2011, the Predecessor Fund paid USBFS $432,567, $360,307 and $340,719, respectively, pursuant to the Predecessor Fund’s administration agreement.

Term of Agreements and Liability

The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the trustees of the Trust who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees or by vote of a majority of the Fund’s shareholders, on 60 days’ written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

The Administration Agreement became effective as of the date the Fund commenced investment operations and continues thereafter for the period that ends three (3) years after the commencement of investment operations (the “Initial Term”).  Until that time, the Administration Agreement may be terminated only by agreement of the parties or for cause. The Administration Agreement will renew at the end of the Initial Term for successive annual periods unless terminated by either party on not less than sixty (60) days’ written notice prior to the expiration of the then current renewal term or for cause.

The Advisory Agreement and the Administration Agreement provide that the Adviser, (and, with respect to the Administration Agreement, the Administrator) shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  They also provide that the Adviser and the Administrator and their officers, trustees and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund normally will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the NYSE is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King Jr. Day,

President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies.

The Fund’s net asset value per share is determined by dividing the total value of its investments and other assets, less any liabilities, by the number of its outstanding shares.  The result, rounded to the nearest cent, is its NAV per share.  Common stock and securities sold short that are listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made.  Common stock and securities sold short that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price.  Securities price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Securities sold short which are listed on an exchange but which are not traded on the valuation date are valued at the most recent asked price.  Other securities, including debt securities, will be valued at the most recent bid price, if market quotations are readily available.  Options purchased or written by the Fund are valued at the average of the current bid and asked prices.  The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.  A settlement price may not be moved if the market makes a limit move, in which event the futures contract will be valued at its fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Board of Trustees.

The Fund values most money market instruments it holds at their amortized cost.  Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.

DISTRIBUTION OF SHARES

The Fund has adopted a Service and Distribution Plan (the “Plan”) in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund’s expense ratio and providing greater flexibility in portfolio management.  The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets.  However, the Fund presently intends not to utilize the Plan or pay any 12b-1 fees during the fiscal year ending September 30, 2014.  Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred.  Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature.

The Plan may be terminated by the Fund at any time by a vote of the trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Trustees”) or by a vote of a majority of the outstanding shares of the Fund.  Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Trustees, including the Rule 12b-1 Trustees.

While the Plan is in effect, the selection and nomination of trustee who are not interested persons of the Trust will be committed to the discretion of the trustees of the Trust who are not interested persons of the Trust.  The Board of Trustees of the Trust must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Trust.  The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Trustees, including the Rule 12b-1 Trustees.  The Fund has not incurred any distribution costs as of the date of this Statement of Additional Information.

DISTRIBUTOR

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the distributor (“Distributor”) in connection with the continuous offering of the Fund’s shares.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  Currently, the Adviser compensates the Distributor for services that the Distributor provides to the Fund.

AUTOMATIC INVESTMENT PLAN

Shareholders wishing to invest fixed dollar amounts in the Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Trust’s Automatic Investment Plan.  If such day is a weekend or holiday, such purchase will be made on the next business day.  There is no service fee for participating in this Plan.  To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application.  Additional application forms may be obtained by calling the transfer agent at (855) 846-1463.  The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House.  The Trust reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.  If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account.

Shareholders should notify the Fund’s transfer agent, ALPS Fund Services, Inc. (the “Transfer Agent”), of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date.  The Transfer Agent is unable to debit mutual fund or “pass through” accounts.

The Automatic Investment Plan is designed to be a method to implement dollar cost averaging.  Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions.  Dollar cost averaging does not insure a profit nor protect against a loss.

REDEMPTION OF SHARES

The right to redeem shares of the Fund will be suspended for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

SYSTEMATIC WITHDRAWAL PLAN

The Trust has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals.  To participate in the Systematic Withdrawal Plan, a shareholder deposits his or her shares with the Trust and appoints it as his or her agent to effect redemptions of shares held in his or her account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him or her out of the account.  To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form.  An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application.  Additional application forms may be obtained by calling the Transfer Agent at (855) 846-1463.

The minimum amount of a withdrawal payment is $100.  These payments will be made from the proceeds of periodic redemption of Fund shares in the account at net asset value.  Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day.  When participating in the Systematic Withdrawal Plan, shareholders should elect to have all net investment income and net capital gain distributions payable by the Fund on shares held in such account reinvested into additional Fund shares at net asset value.  This election can be made at the time of application or can be changed at any time.  The shareholder may deposit additional shares in his or her account at any time.  Withdrawals under the Systematic Withdrawal Plan may give rise to a taxable capital gain for federal income tax purposes.

Withdrawal payments cannot be considered as yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital.  Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account.

Shareholders should notify the Transfer Agent of any other changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date.  The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying the Transfer Agent.

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Board of Trustees.  In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities and the broker’s financial strength and stability).  The most favorable price to the Fund means the best net price (namely, the price after giving effect to commissions, if any).  Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., “markups” when the market maker sells a security and “markdowns” when the market maker purchases a security).  In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreement.  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.  The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.  During the fiscal years ended September 30, 2013, 2012 and 2011, the Predecessor Fund paid brokerage commissions of $1,756,161 on transactions having a total value of

$853,838,418; $1,157,089 on transactions having a total value of $546,424,676; and $1,544,990 on transactions having a total value of $720,337,911, respectively.  Of the brokerage commissions paid by the Predecessor Fund in the fiscal year ended September 30, 2013, brokerage commissions of $[●] on transactions of $[●] were paid to brokers who provided research services to the Adviser.

As of September 30, 2013, the Predecessor Fund did not hold securities of certain of its “regular brokers or dealers” as defined in the 1940 Act, or their parents.

CUSTODIAN

Union Bank, N.A. (“Union Bank”), whose principal place of business is located at 350 California Street, 6th Floor, San Francisco, California 94104, acts as custodian for the Fund.  As such, Union Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Trust.  Union Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

TRANSFER AGENT

ALPS Fund Services, Inc., whose principal business is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.  ALPS acts as the Fund’s transfer agent and dividend disbursing agent under agreement with the Trust.

REDEMPTION IN KIND

The Fund does not intend to redeem shares in any form except cash.  The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount.  Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Fund in securities instead of cash.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash.  For federal income tax purposes, redemptions made in-kind are taxed in the same manner as redemptions made in cash.

TAXES

Set forth below is a summary of certain United States federal income tax considerations applicable to the Fund and the purchase, ownership and disposition of shares.  This discussion does not purport to be a complete description of the income tax considerations that may be applicable to an investment in the Fund.  For example, this summary does not discuss certain tax considerations that may be relevant to non U.S. holders or holders who are subject to special rules under the Internal Revenue Code of 1986, as amended (the “Code”), including shareholders subject to the alternative minimum tax, tax-exempt organizations, certain financial institutions, dealers in securities, and pension plans and trusts.  In addition, this summary does not discuss any aspect of U.S. estate or gift tax or foreign, state, or local taxes.

Taxation of the Fund

The Fund has elected to be treated, has qualified, and intends to qualify as a regulated investment company under Subchapter M of the Code.  To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income, the diversification of its assets and the timing and amount of its distributions.  If the Fund so qualifies as a regulated investment company and distributes to its shareholders at least 90% of its investment company taxable income (generally including interest, dividends and net short-term capital gain), it will not be subject to U.S. federal income tax on its investment company taxable income realized during any fiscal year, or on its net capital gain realized during any fiscal year, to the extent that it distributes such income and gain to the Fund’s shareholders.  If the Fund failed to qualify as a regulated investment company in any fiscal year, it would be treated as a corporation for federal income tax purposes and as such, the Fund (but not its shareholders) would be required to pay income taxes on its net investment income and net capital gain, if any, at the rates generally applicable to corporations, whether or not the Fund distributed such income or gains.  In addition, distributions to the Fund’s shareholders, whether from the Fund’s net investment income or net capital gain, would be treated as taxable dividends to the extent of current and accumulated earnings and profits of the Fund.

As a regulated investment company, the Fund is generally not allowed to utilize any net operating loss realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year.  The Fund may, however, carry forward capital losses in excess of capital gains (“net capital losses”) from a taxable year to offset capital gains, if any, realized in a subsequent taxable year, subject to certain limitations.  Net capital losses may be carried forward for an unlimited period and retain their character as either short-term or long-term capital losses.  As of September 30, 2013, the Predecessor Fund did not have any net capital loss carryovers.

The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.  The Fund intends to distribute substantially all of its investment company taxable income and net capital gain each fiscal year.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.  While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax.  In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its investment company taxable income and net capital gain that has been distributed.  If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash.  If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its investment company taxable income and net capital gain for any taxable year, the Fund may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the Fund fails to satisfy the distribution requirements for maintaining its status as a regulated investment company, it will not qualify that year as a regulated investment company.

Taxation of Shareholders

Investment company taxable income distributions (which include short-term capital gains) are taxable to shareholders as ordinary income (although a portion of such distributions may be taxable to shareholders at the lower rate applicable to dividend income), while distributions of net capital gain (net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain regardless of the shareholder’s holding period for the shares.  Distributions from the Fund are taxable to shareholders, whether received in cash or in additional shares of the Fund.  In the case of domestic corporate shareholders, a portion of the Fund’s income distributions may be eligible for the 70% dividends-received deduction.

Any investment company taxable income or net capital gain distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the distribution.  Even if the net asset value of the shares of the Fund immediately after a distribution is less than the cost of such shares to the shareholder so that the distribution is the economic equivalent of a return of capital to the shareholder, the distribution will be taxable to the shareholder.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon a redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

Redemption of shares will generally result in a capital gain or loss for income tax purposes for shareholders who hold such shares for investment.  Such capital gain or loss will be long-term or short-term, depending on the shareholder’s holding period in the redeemed shares.  However, if a loss is realized on shares held for six months or less, and the shareholder received a net capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the net capital gain distribution received.  Any loss realized on a redemption will be disallowed to the extent that shares redeemed are replaced (including through reinvestment of distributions) within a period of 61 days beginning 30 days before and ending 30 days after redemption of the original shares.  In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In addition to reporting gross proceeds from redemptions of mutual fund shares, federal law requires mutual funds, such as the Fund, to report to the IRS and shareholders the “cost basis” of shares acquired on or after January 1, 2012 (“covered shares”) that are redeemed on or after such date.  These requirements generally do not apply to Fund shares held through a tax-deferred arrangement or to certain types of entities (such as C corporations).  S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Fund in writing that it is a C corporation, the shareholder must complete a new Form W−9 exemption certificate informing the Fund of such C corporation status or the Fund will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed to the IRS and to the shareholder pursuant to these rules.  Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods.  A shareholder should contact the Fund to make, revoke or change the shareholder’s election.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the shareholder’s cost basis.

Shareholders should note that they will continue to be responsible for calculating and reporting the tax basis, as well as any corresponding gains or losses, of Fund shares purchased prior to January 1, 2012 that are subsequently redeemed.  Shareholders are encouraged to consult with their tax advisers regarding the application of the cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect.  In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

The Fund may be required to withhold federal income tax at a current rate of 28% (“backup withholding”) from distributions and redemption proceeds if a shareholder fails to furnish the Fund with a correct social security or other tax identification number and certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding due to the underreporting of income.  The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of investment company taxable income paid after June 30, 2014 and distributions of net capital gain and the gross proceeds of a redemption of Fund shares paid after December 31, 2016 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things, and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things.  This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

SHAREHOLDER MEETINGS

The Delaware Statutory Trust Act permits registered investment companies, such as the Trust, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Trust has adopted provisions relating thereto in its Declaration of Trust.

The Trust’s Declaration of Trust also contains procedures for the removal of trustees by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the vote of the holders of two-thirds of the outstanding shares entitled to be cast thereon, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Trust shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director.

CAPITAL STRUCTURE

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest.  The Board of Trustees has the power to designate one or more series of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.

The shares of the Fund are fully paid and non-assessable, have no preference as to conversion, exchange, dividends and distributions, retirement or other features and have no pre-emptive rights.  Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they so choose.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] serves as the independent registered public accounting firm for the Fund and, as such, is responsible for auditing the financial statements of the Fund.

BROADVIEW FUNDS TRUST

PART C – OTHER INFORMATION

Item 28.

Exhibits

Exhibit No.	Description of Exhibit

(a)(i)	Certificate of Trust – previously filed with the Trust’s Registration Statement on Form N-1A on September 13, 2013, and is incorporated herein by reference.

(a)(ii)	Agreement and Declaration of Trust – previously filed with the Trust’s Registration Statement on Form N-1A on September 13, 2013, and is incorporated herein by reference.

(b)	Bylaws – previously filed with the Trust’s Registration Statement on Form N-1A on September 13, 2013, and is incorporated herein by reference.

(c)	Instruments Defining Right of Security Holders – See relevant portions of Declaration of Trust and Bylaws.

(d)(i)	Investment Advisory Agreement – to be filed by subsequent amendment.

(d)(ii)	Operating Expense Limitation Agreement – not applicable.

(e)(i)	Distribution Agreement – to be filed by subsequent amendment.

(f)	None.

(g)(i)	Custody Agreement – to be filed by subsequent amendment.

(h)(i)	Fund Administration, Bookkeeping and Pricing Services Agreement – to be filed by subsequent amendment.

(h)(ii)	Transfer Agent Servicing Agreement – to be filed by subsequent amendment.

(h)(iii)	Fund Accounting Servicing Agreement – to be filed by subsequent amendment.

(i)	Opinion and consent of counsel – to be filed by subsequent amendment.

(j)(i)	Consent of Independent Registered Public Accounting Firm – to be filed by subsequent amendment.

(j)(ii)	Powers of Attorney – to be filed by subsequent amendment.

(k)	None.

(l)	Initial Subscription Agreement – not applicable.

(m)	Rule 12b-1 Plan – to be filed by subsequent amendment.

(n)	Rule 18f-3 Plan – not applicable.

(p)(i)	Code of Ethics of the Registrant – to be filed by subsequent amendment.

(p)(ii)	Code of Ethics of the Adviser – to be filed by subsequent amendment.

(p)(iii)	Code of Ethics of the Distributor – to be filed by subsequent amendment.

Item 29.

Persons Controlled by or under Common Control with Registrant

No person is directly or indirectly controlled or under common control with the Registrant.

Item 30.

Indemnification

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust and Article VI of the Registrant’s Bylaws.  Article VII, Section 2 of the Agreement and Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Registrant, nor for the act or omission of any other Trustee, and, subject to the provisions of the Registrant’s Bylaws, the Registrant out of its assets may indemnify and hold harmless each and every Trustee and officer of the Registrant from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such Trustee’s or officer’s performance of his or her duties as a Trustee or officer of the Registrant; provided that nothing therein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Registrant or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article VI, Section 2 of the Bylaws provides generally that the Registrant shall indemnify any Trustee or officer of the Registrant who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Registrant) by reason of the fact that such person is or was a Trustee or officer of the Registrant, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:  (a) in the case of conduct in his official capacity as an agent of the Registrant, that his conduct was in the Registrant’s best interests; (b) in all other cases, that his conduct was at least not opposed to the Registrant’s best interests; and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 31.

Business and Other Connections of the Investment Adviser

Broadview Advisors, LLC (“Broadview”) serves as the investment adviser to the Broadview Opportunity Fund.  Broadview’s principal office is located at 330 East Kilbourn Avenue, Suite 1475, Milwaukee, Wisconsin 53202.  Broadview is an SEC-registered investment adviser under the Investment Advisers Act of 1940, as amended.  Additional information about Broadview and its directors and executive officers is incorporated by reference to the Statement of Additional Information filed herewith and Part 1A of Broadview’s Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC.  The members and officers of Broadview have not been engaged with any other business, profession, vocation or employment of a substantial nature within the last two fiscal years for their own account or in the capacity of director, officer, employee, partner, or trustee, except as described herein.

Item 32.

Principal Underwriters

(a)

ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:  ALPS ETF Trust, ALPS Series Trust, AMEX (SPDR Series Trust, Diamonds Trust, MidCap SPDR Trust), Arbitrage Funds, AQR Funds, Bennett Group of Funds, BLDRS Index Funds Trust, BPV Family of Funds, Brown Capital Management Mutual Funds, The Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Century Capital Management Trust, Columbia ETF Trust, CornerCap Group of Funds, Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds Trust, db-X Exchange-Traded Funds Inc., DBX ETF Trust, Drexel Hamilton Mutual Funds, EGA Emerging Global Shares Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, GLG Investment Series Trust, Heartland Group, Inc., Heartland Funds, Henssler Funds, Inc., Holland Series Fund, Inc., IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust II, PowerShares QQQ Trust Series 1, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Select Sector SPDR Trust, Stonebridge Funds Trust, Stone Harbor Investment Funds, Tilson Investment Trust, Transparent Value Trust, Trust for Professional Managers, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Management Trust, Wilmington Funds and WisdomTree Trust.

(b)

To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name*	Position with Underwriter	Positions with Registrant
Edmund J. Burke	Director	None
Thomas A. Carter	President, Director	None
Jeremy O. May	Executive Vice President, Director	None
Kevin J. Ireland	Senior Vice President, Director of Institutional Sales	None
Mark R. Kiniry	Senior Vice President, National Sales Director – Investments	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Tané T. Tyler	Senior Vice President, Assistant Secretary, General Counsel	None
Kenneth V. Hager	Vice President, Treasurer and Assistant Secretary	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Steven Price	Vice President, Deputy Chief Compliance Officer	None
James Stegall	Vice President, Institutional Sales Manager	None
Jeff Brainard	Vice President, Regional Sales Manager	None
Paul F. Leone	Vice President, Assistant General Counsel	None
Erin E. Nelson	Vice President, Senior Associate Counsel	None
JoEllen Legg	Vice President, Senior Associate Counsel	None
David T. Buhler	Vice President, Associate Counsel	None
Rhonda A. Mills	Vice President, Associate Counsel	None
Randall D. Young	Secretary	None
Gregg Wm. Givens	Assistant Treasurer	None

Item 33.

Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained in the following locations:

Records Relating to:	Are Located at:

Registrant’s Fund Administrator, Transfer Agent and Fund Accountant	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203

Registrant’s Investment Adviser	Broadview Advisors, LLC 330 East Kilbourn Avenue, Suite 1475 Milwaukee, Wisconsin 53202

Registrant’s Custodian	Union Bank, N.A. 350 California Street, 6th Floor San Francisco, CA 94104

Registrant’s Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203

Item 34.

Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of the Registration Statement.

Item 35.

Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on the 22nd day of October, 2013.

BROADVIEW FUNDS TRUST

(Registrant)

By:  /s/ Richard J. Whiting

Richard J. Whiting, Sole Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ Richard J. Whiting	Sole Trustee	October 22, 2013
Richard J. Whiting